UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames,
Surrey TW18 3AG, United Kingdom
(Address of principal executive offices) (Zip Code)

Telephone: +44 017 8463 6700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Form 8-K/A of Mallinckrodt plc amends Exhibit 99.1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on April 27, 2018 (the "Original Form 8-K"). Exhibit 99.1 to the Original Form 8-K, as amended, is furnished as Exhibit 99.1 hereto, and supersedes in its entirety Exhibit 99.1 to the Original Form 8-K. The amended Exhibit 99.1 adjusts for changes to the non-GAAP Measures tables for the fiscal year and three months ended December 29, 2017.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Recast Historical Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY
(registrant)

Date:	April 30, 2018	By:	/s/ Matthew K. Harbaugh
Matthew K. Harbaugh
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Recast Historical Financial Information